UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

Shattuck Labs, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39593	81-2575858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 W. 5th Street, Suite 1200

Austin, TX 78701

(Address of principal executive offices including zip code)

(512) 900-4690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 5, 2026, the Board of Directors (the “Board”) of Shattuck Labs, Inc. (the “Company”) determined that the 2026 annual meeting of stockholders (the “Annual Meeting”) will be held on Thursday, May 28, 2026. All other relevant information concerning the 2026 Annual Meeting will be included in the Company’s proxy materials to be distributed, which will be made available to stockholders and filed with the Securities and Exchange Commission (“SEC”) at a later date.

Because the scheduled date of the 2026 Annual Meeting is more than 30 days before the anniversary of the prior annual meeting, the deadlines for stockholders to propose actions for consideration or to nominate individuals to serve as directors at the 2026 Annual Meeting previously set forth in the Company’s 2025 proxy statement filed with the SEC on May 21, 2025 (the “2025 Proxy Statement”) are no longer applicable. In accordance with SEC rules, the Company is providing notice of revised deadlines in connection with the 2026 Annual Meeting:

•

To be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting, stockholder proposals submitted pursuant to SEC Rule 14a-8 must be received no later than the close of business on February 15, 2026.

•

To be considered at the 2026 Annual Meeting, director nominations and stockholder proposals submitted pursuant to the advance notice provisions of the Company’s Bylaws (other than pursuant to SEC Rule 14a-8) must be received not earlier than the close of business on January 28, 2026, and not later than close of business on February 27, 2026.

Please refer to the 2025 Proxy Statement for more information. Any such stockholder proposals and director nominations must comply with SEC Rule 14a-8 and the Company’s Bylaws, as applicable. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Shattuck Labs, Inc.

Date: February 5, 2026	By:	/s/ Stephen Stout
Stephen Stout
General Counsel, Corporate Secretary and Chief Ethics and Compliance Officer